UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2007

Pharma-Bio Serv, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-50956	20-0653570
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

373 Méndez Vigo, Suite 110, Dorado, Puerto Rico 00646
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(787) 278-2709

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A is being filed to include an updated press release that was released on September 21, 2007 announcing the Company’s financial results for the quarter ended July 31, 2007.

Item 2.02. Results of Operations and Financial Condition.

On September 18, 2007, Pharma-Bio Serv, Inc. (the "Company") announced its financial results for the quarter ended July 31, 2007. On September 21, 2007, the Company re-circulated an updated press release, which included a summary of the financial results for the three and nine months ended July 31, 2007. A copy of the Company’s updated press release announcing these financial results is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

Also, on September 18, 2007 the Company issued a press release announcing the opening of an office in Ireland.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Pharma-Bio Serv, Inc. dated as of September 21, 2007 that announced financial results for three and nine months ended July 31, 2007.

99.2	Press Release of Pharma-Bio Serv, Inc. dated as of September 18, 2007 that announced opening of Ireland Office. (previously filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMA-BIO SERV, INC.
(Registrant)

Date: September 25, 2007	/s/ Elizabeth Plaza
Elizabeth Plaza, Chief Executive Officer